EXHIBIT 99.2


                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMC LOANS)

               Mortgage Loan Purchase Agreement (this "Agreement"), dated as of December 1, 2006, between Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

               The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2006, between the Purchaser, as depositor, Capmark Finance, Inc., as General Master Servicer, Prudential Asset Resources, Inc. as Prudential Master Servicer, ARCap Servicing, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee, and LaSalle Bank National Association, as Paying Agent and Certificate Registrar. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

               Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

               The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M, Class A-MFL, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Suntrust Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated December 14, 2006 (the "Underwriting Agreement"), and the Class X-1, Class X-2, Class X-W, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated December 14, 2006 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated December 6, 2006, as supplemented by a Prospectus Supplement dated December 14, 2006 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of December 14, 2006 (the "Memorandum").

               In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of December 2006. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $2,730,307,529. The sale of the Mortgage Loans shall take place on December 21, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on Exhibit 3 hereto. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

               On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

               Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in
Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, with the understanding that a Servicing Rights Purchase Agreement, dated December 21, 2006, will be executed by the Seller and the General Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to or on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of the Trustee, the applicable Master Servicer and the Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to or on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

               All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by or on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

               (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

               (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

               (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

               (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12";

               (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening Assignment of Mortgage;

               (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12," which assignment may be effected in the related Assignment of Mortgage;

               (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

               (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

               (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

               (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

               (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

               (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

               (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

               (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

               (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

               (p) A copy of any affidavit and indemnification agreement in favor of the lender;

               (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

               "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

               The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

               If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

               The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

               Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this
Section 2.

               As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

               Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

               The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the Master Servicer and satisfy Seller's obligations under this sub-paragraph. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

               Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Trustee or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

               It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

               (i) this Agreement shall be deemed to be a security agreement;
        and

               (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                        (A) All accounts, general intangibles, chattel paper,
                instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                        (B) All accounts, general intangibles, chattel paper,
                instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                        (C) All cash and non-cash proceeds of the collateral
                described in clauses (A) and (B) above.

               The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

               Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

               The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

               Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

               Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

               On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

               The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

               The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

               Section 4. Representations and Warranties of the Seller and the Purchaser.

               (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

               (i) The Seller is duly organized and is validly existing as a corporation in good standing under the laws of New York. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

               (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

               (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization or by-laws,
        (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

               (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

               (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

               (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of December 14, 2006, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

               To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

               Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

               (viii) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

               (ix) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

               (x) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (xi) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

               (xii) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

               (xiii) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

               (xiv) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

               (xv) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

               To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

               Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

               Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

               (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

               (b) It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or (ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

               The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

               If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

               With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

               Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

               If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

               The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

               In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

               The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

               Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

               The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

               (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

               (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

               Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

               The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

               (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

               (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

               (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

               (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

               (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

               (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

               (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

               (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

               (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

               Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

               Section 7. Closing Documents. The Closing Documents shall consist of the following:

               (a) This Agreement duly executed by the Purchaser and the Seller.

               (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

               (c) True, complete and correct copies of the Seller's articles of organization and by-laws.

               (d) A certificate of existence for the Seller from the Secretary of State of New York dated not earlier than 30 days prior to the Closing Date.

               (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

               (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

               (i) The Seller is validly existing under New York law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

               (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

               (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

               (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

               (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

               (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

               Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

               In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

               (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

               (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

               (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

               (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

               (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

               (l) An executed Bill of Sale in the form attached hereto as
Exhibit 4.

               Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated June 1, 2006.

               Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

               Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Anthony Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Morgan Stanley Mortgage Capital Inc., 1585 Broadway, New York, New York 10036,
Attention: Anthony Sfarra.

               Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

               Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

               Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

               Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

               Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

               IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.


                                MORGAN STANLEY MORTGAGE CAPITAL INC.



                                By:  /s/ Anthony J. Sfarra
                                     -----------------------------------------
                                     Name: Anthony J. Sfarra
                                     Title: Vice President


                                MORGAN STANLEY CAPITAL I INC.



                                By:  /s/ Anthony J. Sfarra
                                     ------------------------------------------
                                     Name: Anthony J. Sfarra
                                     Title: Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE


APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



                                           Mortgage
Mortgage   CMSA                            Loan                                                                 Cross-
Loan No.   Loan No.    CMSA Property No.   Seller(1)    Property Name(2)                           Loan Group   Collateralization(2)
--------   --------    -----------------   ---------    ---------------------------------          ----------   --------------------
     25           2                2-001    MSMC        Natick Mall                                         1                   No
     26           3                3-001    MSMC        Oxford Centre                                       1                   No
     27           4                4-001    MSMC        Westin O'Hare                                       1                   No
     28           5                5-001    MSMC        75 Park Place                                       1                   No
     31           8                8-001    MSMC        Gateway Office Building                             1                   No
     33          10               10-001    MSMC        65, 75, 77 Prospect Street                          2                   No
     34          11               11-001    MSMC        Marriott Courtyard-Capitol Hill/Navy Yard           1                   No
     39          16               16-001    MSMC        Regency Park North                                  1                   No
     48          21               21-001    MSMC        Garden Inn - Historic Savannah                      1                   No
     50          23               23-001    MSMC        Carwood Center                                      1                   No
     59          27               27-001    MSMC        Newhope Street                                      1                   No
     70          38               38-001    MSMC        The Crossings Center                                1                   No
     71          39               39-001    MSMC        Longs Portfolio - San Gabriel Gateway (B)           1                  Yes
     72          40               40-001    MSMC        Longs Portfolio - Longs Drug Center(B)              1                  Yes
     73          41               41-001    MSMC        College Park Athens                                 2                   No
     75          43               43-001    MSMC        Consolidated Systems Inc. Facility                  1                   No
     80          48               48-001    MSMC        15300 Ventura Boulevard                             1                   No
     82          50               50-001    MSMC        Loker Business Center                               1                   No
     92          58               58-001    MSMC        Fruitville Pike Office Building                     1                   No
    103          63               63-001    MSMC        7540 Orangethorpe Avenue                            1                   No
    112          71               71-001    MSMC        Fairfield Inn - Miami                               1                   No
    115          74               74-001    MSMC        North Oaks Apartments                               2                   No
    119          78               78-001    MSMC        Rush Creek Apartments                               2                   No
    122          81               81-001    MSMC        Comfort Inn Alamo Riverwalk                         1                   No
    128          87               87-001    MSMC        College Point Business Center                       1                   No
    138          97               97-001    MSMC        Mt. Vernon Retail Center                            1                   No
    142         101              101-001    MSMC        Ruston Apartment Buildings                          2                   No
    157         116              116-001    MSMC        5924 & 5930 Stockton Boulevard                      1                   No
    159         118              118-001    MSMC        Comfort Inn - Southbay (San Diego)                  1                   No
    163         122              122-001    MSMC        Comfort Inn - Medford                               1                   No
    169         128              128-001    MSMC        Palm Coast Office Building                          1                   No
    170         129              129-001    MSMC        Liberty Square Shopping Center                      1                   No
    175         134              134-001    MSMC        Treasure Coast Industrial                           1                   No
    177         136              136-001    MSMC        Camillus Plaza                                      1                   No
    178         137              137-001    MSMC        Best Western Courtyard Resort Jacksonville          1                   No
    187         145              145-001    MSMC        Wingate Inn - Norcross                              1                   No
    189         147              147-001    MSMC        Holiday Inn Express Springfield                     1                   No
    193         151              151-001    MSMC        Comfort Suites - San Antonio                        1                   No
    197         155              155-001    MSMC        Jones Road Shopping Center                          1                   No
    198         156              156-001    MSMC        Galleria De Yorba                                   1                   No
    214         169              169-001    MSMC        Hampton Inn - Monroe                                1                   No
    220         175              175-001    MSMC        NJ Office Portfolio - Delmar Building (E)           1                  Yes
    221         176              176-001    MSMC        NJ Office Portfolio - Four Winds Farm (E)           1                  Yes
    228         181              181-001    MSMC        Quality Inn & Suites - Danville                     1                   No
    259         212              212-001    MSMC        Fletcher Heights Marketplace                        1                   No
    291         243              243-001    MSMC        Camp Creek Shops                                    1                   No
    295         247              247-001    MSMC        Shops at Hickory Flat                               1                   No
    307         259              259-001    MSMC        Karcher Crossing Shoppes                            1                   No


                                                                      Post IO                                 Cut-Off Date
Mortgage    Original        Cut-Off Date     NOI                      Period NCF   Cut-Off       Balloon      LTV Without
Loan No.    Balance         Balance(3)       DSCR(4)    NCF DSCR(4)   DSCR(4)      Date LTV(4)   LTV(4)       Tax Credits(4)
--------    ------------    -------------    --------   -----------   ----------   -----------   ---------    -------------
      25    $225,000,000     $225,000,000        2.00         1.91           NAP        45.0%        45.0%    NAP
      26    $118,000,000     $118,000,000        1.67         1.49           NAP        79.7%        79.7%    NAP
      27    $101,000,000     $101,000,000        1.73         1.46          1.22        77.1%        72.1%    NAP
      28     $85,000,000      $85,000,000        2.40         2.20           NAP        40.5%        40.5%    NAP
      31     $56,200,000      $56,200,000        1.43         1.24           NAP        78.1%        78.1%    NAP
      33     $49,000,000      $49,000,000        1.24         1.22           NAP        73.4%        73.4%    NAP
      34     $42,500,000      $42,456,875        1.44         1.30           NAP        67.2%        57.0%    NAP
      39     $29,000,000      $29,000,000        1.47         1.45           NAP        73.8%        73.8%    NAP
      48     $23,000,000      $22,975,804        1.52         1.38           NAP        72.9%        61.5%    NAP
      50     $20,500,000      $20,500,000        1.61         1.54           NAP        67.2%        67.2%    NAP
      59     $17,800,000      $17,800,000        1.42         1.35          1.15        69.8%        62.0%    NAP
      70     $12,750,000      $12,750,000        1.46         1.35           NAP        69.3%        53.3%    NAP
      71      $6,305,844       $6,299,662        1.17         1.14           NAP        64.6%        55.1%    NAP
      72      $6,144,156       $6,138,132        1.17         1.14           NAP        64.6%        55.1%    NAP
      73     $12,000,000      $12,000,000        1.53         1.44          1.21        73.6%        69.0%    NAP
      75     $12,000,000      $11,987,754        1.67         1.52           NAP        65.2%        55.2%    NAP
      80     $11,400,000      $11,379,983        1.39         1.19           NAP        59.3%        50.7%    NAP
      82     $11,000,000      $11,000,000        1.41         1.38          1.15        65.5%        61.1%    NAP
      92      $9,600,000       $9,559,613        1.36         1.30           NAP        74.7%        62.6%    NAP
     103      $9,000,000       $9,000,000        1.37         1.30          1.10        73.5%        68.8%    NAP
     112      $8,500,000       $8,488,560        1.66         1.45           NAP        57.7%        45.6%    NAP
     115      $7,750,000       $7,750,000        1.74         1.51          1.21        79.9%        69.8%    NAP
     119      $7,625,000       $7,593,152        1.51         1.37           NAP        75.9%        65.5%    NAP
     122      $7,500,000       $7,489,906        1.65         1.50           NAP        70.0%        55.3%    NAP
     128      $7,000,000       $6,979,738        1.34         1.21           NAP        69.9%        59.4%    NAP
     138      $6,500,000       $6,500,000        1.82         1.52          1.29        66.3%        58.9%    NAP
     142      $6,500,000       $6,463,168        1.36         1.27           NAP        79.8%        68.0%    NAP
     157      $5,600,000       $5,600,000        1.44         1.34          1.13        70.0%        63.3%    NAP
     159      $5,600,000       $5,578,349        1.47         1.35           NAP        69.7%        55.2%    NAP
     163      $5,500,000       $5,492,493        1.58         1.38           NAP        68.7%        62.6%    NAP
     169      $5,100,000       $5,094,894        1.41         1.33           NAP        73.3%        62.3%    NAP
     170      $5,080,000       $5,080,000        1.50         1.45          1.24        79.4%        72.1%    NAP
     175      $4,800,000       $4,800,000        1.55         1.40          1.19        69.6%        63.1%    NAP
     177      $4,800,000       $4,791,282        1.33         1.20           NAP        68.4%        58.3%    NAP
     178      $4,750,000       $4,726,656        1.66         1.49           NAP        67.5%        53.8%    NAP
     187      $4,500,000       $4,471,120        1.61         1.43           NAP        69.9%        55.2%    NAP
     189      $4,350,000       $4,350,000        1.87         1.65          1.43        75.0%        67.2%    NAP
     193      $4,300,000       $4,259,102        1.70         1.52           NAP        69.4%        54.5%    NAP
     197      $4,175,000       $4,125,107        1.97         1.79           NAP        54.4%        46.5%    NAP
     198      $4,125,000       $4,125,000        1.51         1.43          1.20        64.5%        60.3%    NAP
     214      $3,800,000       $3,794,789        1.75         1.57           NAP        60.2%        47.4%    NAP
     220      $2,175,000       $2,163,489        1.38         1.26           NAP        74.6%        58.7%    NAP
     221      $1,500,000       $1,492,061        1.38         1.26           NAP        74.6%        58.7%    NAP
     228      $3,500,000       $3,470,296        1.73         1.54           NAP        69.4%        55.6%    NAP
     259      $2,530,000       $2,530,000        1.47         1.41          1.21        75.4%        67.4%    NAP
     291      $1,850,000       $1,850,000        1.57         1.49           NAP        67.9%        67.9%    NAP
     295      $1,700,000       $1,700,000        1.66         1.58           NAP        68.0%        68.0%    NAP
     307      $1,375,000       $1,375,000        1.45         1.37          1.16        67.1%        63.0%    NAP


            Balloon LTV
Mortgage    Without Tax
Loan No.    Credits(4)    Street Address                                           City             State  Zip Code    Property Type
--------    -----------   ------------------------------------------------------   --------------   -----  --------    -------------
      25    NAP           1245 Worcester Street                                    Natick           MA        01760     Retail
      26    NAP           301 Grant Street                                         Pittsburgh       PA        15219     Office
      27    NAP           6100 North River Road                                    Rosemont         IL        60018     Hospitality
      28    NAP           75 Park Place                                            New York City    NY        10007     Office
      31    NAP           401 N. Washington Street                                 Rockville        MD        20850     Office
      33    NAP           65, 75, 77 Prospect Street                               Stamford         CT        06091     Multifamily
      34    NAP           140 L Street SE                                          Washington       DC        20003     Hospitality
      39    NAP           521, 599 & 605 Lake Kathy Drive                          Brandon          FL        33510     Office
      48    NAP           321 West Bay Street                                      Savannah         GA        31401     Hospitality
      50    NAP           4126-4280 Woodruff Avenue                                Lakewood         CA        90713     Retail
      59    NAP           18011, 18010, 18030, 18095 and 18090 Newhope Street      Fountain Valley  CA        92708     Retail
      70    NAP           5210 Oaklawn Boulevard                                   Hopewell         VA        23860     Retail
      71    NAP           120 N. San Gabriel Boulevard                             San Gabriel      CA        91775     Retail
      72    NAP           102 N. San Gabriel Boulevard                             San Gabriel      CA        91775     Retail
      73    NAP           505 Riverbend Parkway                                    Athens           GA        30605     Multifamily
      75    NAP           650 Rosewood Drive                                       Columbia         SC        29201     Industrial
      80    NAP           15300 Ventura Boulevard                                  Los Angeles      CA        91403     Office
      82    NAP           2712 Loker Avenue West                                   Carlsbad         CA        92008     Retail
                                                                                   Manheim
      92    NAP           1820 Fruitville Pike                                     Township         PA        17601     Office
     103    NAP           7540 Orangethorpe Avenue                                 Buena Park       CA        90621     Retail
     112    NAP           3959 NW 79th Avenue                                      Miami            FL        33166     Hospitality
     115    NAP           5018 LeMans Drive                                        Indianapolis     IN        46205     Multifamily
     119    NAP           2625 Community Drive                                     Dallas           TX        75220     Multifamily
     122    NAP           120 Camaron Street                                       San Antonio      TX        78205     Hospitality
     128    NAP           2600 East Bidwell Street                                 Folsom           CA        95630     Office
     138    NAP           2480 - 2526 Mount Vernon Road                            Dunwoody         GA        30338     Retail
     142    NAP           1706 Roosevelt Drive; 606-628 Minden Street; 301 East
                          Reynolds Drive;                                          Ruston           LA        71270     Multifamily
                          106 South Homer Street; 3000-3021 Minden Street
     157    NAP           5924 & 5930 Stockton Boulevard                           Sacramento       CA        95824     Retail
     159    NAP           1645 E. Plaza Boulevard                                  National City    CA        91950     Hospitality
     163    NAP           2695 Route 112                                           Medford          NY        11763     Hospitality
     169    NAP           1 Hammock Beach Parkway                                  Palm Coast       FL        32137     Office
     170    NAP           4460 Washington Road                                     Evans            GA        30809     Retail
     175    NAP           701 South Kings Highway                                  Fort Pierce      FL        34945     Industrial
     177    NAP           4107-4131 Genesee Street                                 Camillus         NY        18519     Retail
     178    NAP           603 North Marine Boulevard                               Jacksonville     NC        28540     Hospitality
     187    NAP           5800 Peachtree Industrial Boulevard                      Norcross         GA        30071     Hospitality
     189    NAP           3480 Hutton Street                                       Springfield      OR        97477     Hospitality
     193    NAP           1002 South Laredo Street                                 San Antonio      TX        78204     Hospitality
     197    NAP           10535 Jones Road                                         Houston          TX        77065     Retail
     198    NAP           18432-18452 Yorba Linda Boulevard                        Yorba Linda      CA        92886     Retail
     214    NAP           1565 North Dixie Highway                                 Monroe           MI        48162     Hospitality
     220    NAP           200 Woodport Road                                        Sparta           NJ        07871     Mixed Use
     221    NAP           88 Orchard Road                                          Skillman         NJ        08558     Office
     228    NAP           15 Valley West Road                                      Danville         PA        17821     Hospitality
     259    NAP           8278 West Lake Pleasant Parkway                          Peoria           AZ        85382     Retail
     291    NAP           6035 Bakers Ferry Road                                   Atlanta          GA        30336     Retail
     295    NAP           6124 Hickory Flat Highway                                Canton           GA        30115     Retail
     307    NAP           1320 Caldwell Boulevard                                  Nampa            ID        83651     Retail

                                                                                                           Percent
Mortgage                                                                                        Percent    Leased as of   Security
Loan No.  Property Sub-Type      Units/SF(5)   Year Built                 Year Renovated        Leased(6)  Date(6)        Type(7)
--------  --------------------   -----------   ------------------------   -------------------   ---------  -------------  --------
      25  Anchored                   613,603    1966                                      1994       93.9%     08/07/2006    Fee
      26  Urban                    1,010,905    1982                                       NAP       83.1%     10/01/2006    Fee
      27  Full Service                   525    1984                                 2002-2005       73.4%     09/30/2006    Fee
      28  Urban                      573,735    1987                                       NAP      100.0%     08/28/2006    Fee
      31  Urban                      238,437    1972                                      2001       91.9%     11/01/2006    Fee
      33  Mid-Rise                       270    1956/1963                                 1999       98.1%     08/28/2006    Fee
      34  Limited Service                204    2006                                       NAP       72.6%     06/22/2006    Fee
      39  Suburban                   202,076    2000/2001/2006                             NAP      100.0%     08/01/2006    Fee
      48  Limited Service                133    2005                                       NAP       82.6%     08/31/2006    Fee
      50  Anchored                   106,721    1954/2000                            1970/1984       95.3%     09/05/2006    Fee
      59  Unanchored                  74,916    2006                                       NAP       92.0%     09/15/2006    Fee
      70  Anchored                   233,702    1972                                 1995-1999       95.7%     10/30/2006    Fee
      71  Anchored                    14,666    2006                                       NAP       92.8%     10/10/2006    Fee
      72  Free Standing               15,740    2006                                       NAP      100.0%     07/24/2006    Fee
      73  Student Housing                154    1988                                       NAP      100.0%     09/13/2006    Fee
                                                1962/1974/1975/1985/1990/
      75  Light Industrial           590,000    1991/1994/1997/1999/2000   1968/1998/1999/2000      100.0%     12/01/2006    Fee
      80  Suburban                    80,362    1964                                       NAP       98.6%     08/01/2006    Fee
      82  Anchored                    34,327    2006                                       NAP       97.1%     09/30/2006    Fee
      92  Suburban                    45,702    2006                                       NAP      100.0%     06/30/2006    Fee
     103  Shadow Anchored             26,198    2005                                       NAP      100.0%     08/20/2006    Fee
     112  Limited Service                129    1996                                 2004-2005       83.0%     06/30/2006    Fee
     115  Garden                         398    1965-1972                            1999-2003       77.4%     08/25/2006    Fee
     119  Garden                         310    1966                                      1996       96.5%     08/31/2006    Fee
     122  Limited Service                 82    1878                                      2004       72.2%     06/30/2006    Fee
     128  Suburban                    38,273    2004                                       NAP       94.6%     06/30/2006    Fee
     138  Anchored                    83,747    1973/1990                       1994/2000/2002      100.0%     08/07/2006    Fee
     142  Student Housing                138    1978-1989                                  NAP       96.4%     08/31/2006    Fee
     157  Unanchored                  49,690    1974                                 2005-2006      100.0%     08/20/2006    Fee
     159  Limited Service                 91    1986                                      1997       62.1%     06/30/2006    Fee
     163  Limited Service                 75    1976                                      2005       81.1%     05/31/2006    Fee
     169  Suburban                    26,076    2003                                       NAP      100.0%     10/01/2006    Fee
     170  Unanchored                  28,600    2006                                       NAP       93.7%     09/27/2006    Fee
     175  Warehouse                  141,850    2006                                       NAP      100.0%     10/10/2006    Fee
     177  Unanchored                  95,060    1958                                      1970      100.0%     05/31/2006    Fee
     178  Limited Service                121    1962                                      2003       60.9%     03/01/2006    Fee
     187  Limited Service                118    1996                                       NAP       53.4%     05/30/2006    Fee
     189  Limited Service                 58    1993                                 2005-2006       84.2%     06/30/2006    Fee
     193  Limited Service                 72    1996                                       NAP       69.4%     12/31/2005    Fee
     197  Unanchored                  54,400    1995                                      2004       96.3%     06/30/2006    Fee
     198  Unanchored                  11,791    1990                                       NAP      100.0%     08/25/2006    Fee
     214  Limited Service                 74    2000                                       NAP       61.3%     06/30/2006    Fee
     220  Retail/Office/Multifamily   16,784    1910/1940                                 2006       87.8%     08/17/2006    Fee
     221  Suburban                    13,078    1880/1900                       1980/1987/2003      100.0%     08/01/2006    Fee
     228  Limited Service                 77    1965                                      2001       60.8%     02/28/2006    Fee
     259  Shadow Anchored              9,082    2006                                       NAP      100.0%     11/10/2006    Fee
     291  Unanchored                  10,707    2005                                       NAP       87.6%     09/07/2006    Fee
     295  Unanchored                  10,360    2006                                       NAP      100.0%     09/07/2006    Fee
     307  Shadow Anchored              5,485    2004                                       NAP      100.0%     09/11/2006    Fee

                                             Cut-Off Date
Mortgage    Lien        Related Borrower     Balance per     Note         First Payment     First Payment    Maturity     Due
Loan No.    Position    List                 Unit or SF      Date(8)      Date (P&I)(9)     Date (IO)(9)     Date         Date
--------    --------    ----------------- -  ------------    ----------   ---------------  ---------------   ----------   ----
      25       First                                 $367    09/12/2006               NAP       11/07/2006   10/07/2011      7
      26       First                                 $117    11/29/2006               NAP       01/01/2007   12/01/2016      1
      27       First                             $192,381    11/16/2006        01/08/2012       01/08/2007   12/08/2016      8
      28       First                                 $148    10/03/2006               NAP       11/09/2006   10/09/2016      9
      31       First                                 $236    10/26/2006               NAP       12/01/2006   11/01/2016      1
      33       First                             $181,481    09/19/2006               NAP       11/01/2006   10/01/2016      1
      34       First                             $208,122    10/31/2006        12/01/2006              NAP   11/01/2016      1
      39       First                                 $144    09/19/2006               NAP       11/01/2006   10/01/2016      1
      48       First                             $172,750    10/10/2006        12/01/2006              NAP   11/01/2016      1
      50       First                                 $192    10/24/2006               NAP       12/08/2006   11/08/2016      8
      59       First                                 $238    10/16/2006        12/01/2007       12/01/2006   11/01/2016      1
      70       First                                  $55    12/15/2006        01/01/2007              NAP   12/01/2016      1
      71       First              71, 72             $409    10/17/2006        12/01/2006              NAP   11/01/2016      1
      72       First              71, 72             $409    10/17/2006        12/01/2006              NAP   11/01/2016      1
      73       First                              $77,922    09/29/2006        11/01/2011       11/01/2006   10/01/2016      1
      75       First                                  $20    10/05/2006        12/01/2006              NAP   11/01/2016      1
      80       First                                 $142    09/12/2006        11/01/2006              NAP   10/01/2016      1
      82       First                                 $320    10/06/2006        12/01/2011       12/01/2006   11/01/2016      1
      92       First                                 $209    07/27/2006        09/01/2006              NAP   08/01/2016      1
     103       First            103, 157             $344    10/06/2006        12/01/2011       12/01/2006   11/01/2016      1
     112       First       112, 122, 193          $65,803    10/26/2006        12/01/2006              NAP   11/01/2016      1
     115       First                              $19,472    11/09/2005        01/01/2008       01/01/2006   12/01/2015      1
     119       First                              $24,494    06/21/2006        08/01/2006              NAP   07/01/2016      1
     122       First       112, 122, 193          $91,340    10/12/2006        12/01/2006              NAP   11/01/2016      1
     128       First                                 $182    08/30/2006        10/01/2006              NAP   09/01/2016      1
     138       First                                  $78    09/27/2006        11/01/2008       11/01/2006   10/01/2016      1
     142       First                              $46,835    05/05/2006        07/01/2006              NAP   06/01/2016      1
     157       First            103, 157             $113    10/11/2006        12/01/2009       12/01/2006   11/01/2016      1
     159       First                              $61,301    08/24/2006        10/01/2006              NAP   09/01/2016      1
     163       First                              $73,233    10/23/2006        12/01/2006              NAP   11/01/2011      1
     169       First                                 $195    10/17/2006        12/01/2006              NAP   11/01/2016      1
     170       First                                 $178    10/27/2006        12/01/2009       12/01/2006   11/01/2016      1
     175       First                                  $34    11/21/2006        01/01/2010       01/01/2007   12/01/2016      1
     177       First                                  $50    09/08/2006        11/01/2006              NAP   10/01/2016      1
     178       First                              $39,063    07/19/2006        09/01/2006              NAP   08/01/2016      1
     187       First                              $37,891    06/29/2006        08/01/2006              NAP   07/01/2016      1
     189       First                              $75,000    10/04/2006        12/01/2008       12/01/2006   11/01/2016      1
     193       First       112, 122, 193          $59,154    04/04/2006        06/01/2006              NAP   05/01/2016      1
     197       First                                  $76    12/07/2006        01/01/2006              NAP   12/01/2015      1
     198       First                                 $350    10/17/2006        12/01/2011       12/01/2006   11/01/2016      1
     214       First                              $51,281    10/19/2006        12/01/2006              NAP   11/01/2016      1
     220       First            220, 221             $122    07/25/2006        09/01/2006              NAP   08/01/2016      1
     221       First            220, 221             $122    07/25/2006        09/01/2006              NAP   08/01/2016      1
     228       First                              $45,069    04/28/2006        06/01/2006              NAP   05/01/2016      1
     259       First                                 $279    11/02/2006        01/01/2009       01/01/2007   12/01/2016      1
     291       First            291, 295             $173    10/04/2006               NAP       12/01/2006   11/01/2016      1
     295       First            291, 295             $164    09/27/2006               NAP       11/01/2006   10/01/2016      1
     307       First                                 $251    09/22/2006        11/01/2008       11/01/2006   10/01/2013      1



                                                                                                 Original
                                                                       Original     Remaining    Amort.     Remaining
Mortgage                                    Lockbox       Lockbox      Term to      Term to      Term       Amort.
 Loan No.   Grace Period(10)   ARD Loan     Status        Type         Maturity     Maturity     (11)       Term
---------  -----------------   ---------    ----------    -------      ----------   -----------  --------   ----------
      25       Not to exceed   No           In Place      Hard                 60            58        IO          IO
                (1) business
                  day, twice
                every fiscal
                        year
      26                   5   No           In Place      Hard                120           120        IO          IO
      27                   0   No           In Place      Soft                120           120       360         360
      28                   2   No           Springing     Hard                120           118        IO          IO
      31                   0   No           In Place      Hard                120           119        IO          IO
      33                   0   No           None          NAP                 120           118        IO          IO
      34                   0   No           None          NAP                 120           119       360         359
      39                   0   No           In Place      Hard                120           118        IO          IO
      48                   0   No           Springing     Hard                120           119       360         359
      50                   0   No           Springing     Hard                120           119        IO          IO
      59                   5   No           Springing     Hard                120           119       360         360
      70                   5   No           None          NAP                 120           120       300         300
      71                   5   No           None          NAP                 120           119       360         359
      72                   5   No           Springing     Hard                120           119       360         359
      73                   5   No           None          NAP                 120           118       360         360
      75                   5   No           None          NAP                 120           119       360         359
      80                   5   No           None          NAP                 120           118       360         358
      82                   5   No           Springing     Hard                120           119       360         360
      92                   5   No           None          NAP                 120           116       360         356
     103                   5   No           None          NAP                 120           119       360         360
     112                   5   No           None          NAP                 120           119       300         299
     115                   5   No           None          NAP                 120           108       360         360
     119                   5   No           None          NAP                 120           115       360         355
     122                   5   No           None          NAP                 120           119       300         299
     128                   5   No           None          NAP                 120           117       360         357
     138                   5   No           None          NAP                 120           118       360         360
     142                   5   No           None          NAP                 120           114       360         354
     157                   5   No           Springing     Hard                120           119       360         360
     159                   5   No           None          NAP                 120           117       300         297
     163                   5   No           None          NAP                  60            59       300         299
     169                   5   No           None          NAP                 120           119       360         359
     170                   5   No           None          NAP                 120           119       360         360
     175                   5   No           Springing     Hard                120           120       360         360
     177                   5   No           None          NAP                 120           118       360         358
     178                   5   No           None          NAP                 120           116       300         296
     187                   5   No           None          NAP                 120           115       300         295
     189                   5   No           None          NAP                 120           119       360         360
     193                   5   No           None          NAP                 120           113       300         293
     197                   5   Yes          In Place      Hard                120           108       360         348
     198                   5   No           None          NAP                 120           119       360         360
     214                   5   No           None          NAP                 120           119       300         299
     220                   5   No           None          NAP                 120           116       300         296
     221                   5   No           None          NAP                 120           116       300         296
     228                   5   No           None          NAP                 120           113       300         293
     259                   5   No           None          NAP                 120           120       360         360
     291                   5   No           None          NAP                 120           119        IO          IO
     295                   5   No           None          NAP                 120           118        IO          IO
     307                   5   No           None          NAP                  84            82       360         360



                                                                          Third Most                          Second Most
Mortgage   Mortgage   Monthly         Monthly          Third Most         Recent NOI End     Second Most      Recent NOI End
Loan No.   Rate       Payment (P&I)   Payment (IO)     Recent NOI         Date               Recent NOI       Date
--------   --------   -------------   --------------   ----------------   ----------------   --------------   -----------------
      25     5.512%             NAP       $1,047,854        $25,554,369         12/31/2004      $25,510,301           12/31/2005
      26     5.660%             NAP         $564,297        $10,009,669         12/31/2004      $10,010,597           12/31/2005
      27     5.810%        $593,264         $495,800         $9,181,122         12/31/2004       $9,149,091           12/31/2005
      28     5.510%             NAP         $395,712        $11,017,968         12/31/2003       $9,936,919           12/31/2004
      31     5.680%             NAP         $269,708         $2,879,424         12/31/2004       $2,779,475           12/31/2005
      33     6.000%             NAP         $248,403         $3,603,471         12/31/2004       $3,735,140           12/31/2005
      34     5.900%        $252,083              NAP                NAP                NAP              NAP                  NAP
      39     6.000%             NAP         $147,014                NAP                NAP              NAP                  NAP
      48     5.710%        $133,638              NAP                NAP                NAP              NAP                  NAP
      50     5.757%             NAP          $99,715                NAP                NAP       $1,291,365           12/31/2005
      59     6.100%        $107,867          $91,740                NAP                NAP              NAP                  NAP
      70     5.680%         $79,673              NAP         $1,328,009         12/31/2003       $1,388,276           12/31/2004
      71     6.080%         $38,132              NAP                NAP                NAP              NAP                  NAP
      72     6.080%         $37,154              NAP                NAP                NAP              NAP                  NAP
                                                                                      T-12
      73     5.980%         $71,792          $60,631         $1,057,426       (06/30/2004)         $911,521    T-12 (06/30/2005)
      75     5.870%         $70,946              NAP                NAP                NAP              NAP                  NAP
      80     6.180%         $69,674              NAP         $1,268,546         12/31/2004       $1,109,529           12/31/2005
      82     5.700%         $63,844          $52,976                NAP                NAP              NAP                  NAP
      92     5.380%         $53,787              NAP                NAP                NAP              NAP                  NAP
     103     5.930%         $53,555          $45,093                NAP                NAP              NAP                  NAP
     112     6.450%         $57,127              NAP           $141,845         12/31/2004       $1,111,668           12/31/2005
     115     5.290%         $42,988          $34,639                NAP                NAP         -$54,413           12/31/2004
     119     6.340%         $47,396              NAP           $790,618         12/31/2004         $763,531           12/31/2005
     122     6.450%         $50,406              NAP                NAP                NAP         $811,801           12/31/2005
     128     5.900%         $41,520              NAP           -$20,066         12/31/2004         $232,462           12/31/2005
     138     6.000%         $38,971          $32,951           $797,384         12/31/2004         $763,554           12/31/2005
     142     5.900%         $38,554              NAP           $555,171         12/31/2004         $577,610           12/31/2005
     157     5.930%         $33,323          $28,058                NAP                NAP              NAP                  NAP
     159     6.470%         $37,707              NAP           $605,515         12/31/2004         $672,567           12/31/2005
     163     6.360%         $36,657              NAP           $781,572         12/31/2004         $859,831           12/31/2005
     169     5.970%         $30,479              NAP                NAP                NAP              NAP                  NAP
     170     6.210%         $31,146          $26,654                NAP                NAP              NAP                  NAP
     175     6.100%         $29,088          $24,739                NAP                NAP              NAP                  NAP
     177     6.030%         $28,871              NAP           $545,356         12/31/2004         $570,009           12/31/2005
     178     6.620%         $32,429              NAP           $392,491         12/31/2004         $696,876           12/31/2005
     187     6.310%         $29,852              NAP           $415,313         12/31/2004         $513,225           12/31/2005
     189     6.440%         $27,324          $23,669           $462,243         12/31/2004         $535,472           12/31/2005
     193     6.040%         $27,810              NAP           $606,767         12/31/2004         $570,817           12/31/2005
     197     5.790%         $24,470              NAP                NAP                NAP              NAP                  NAP
     198     5.870%         $24,388          $20,458           $243,085         12/31/2004         $227,632           12/31/2005
     214     6.330%         $25,256              NAP           $503,993         12/31/2004         $538,643           12/31/2005
     220     6.200%         $14,281              NAP                NAP                NAP              NAP                  NAP
     221     6.200%          $9,849              NAP                NAP                NAP              NAP                  NAP
     228     6.680%         $24,027              NAP           $351,779         12/31/2003         $454,038           12/31/2004
     259     6.310%         $15,677          $13,488                NAP                NAP              NAP                  NAP
     291     6.140%             NAP           $9,466                NAP                NAP              NAP                  NAP
     295     6.120%             NAP           $8,670                NAP                NAP              NAP                  NAP
     307     6.160%          $8,386           $7,156                NAP                NAP          $43,110           12/31/2005


Mortgage   Most Recent   Most Recent NOI    Underwritten   Underwritten     Underwritable  Underwritten  Underwritable  Balloon
Loan No.   NOI           End Date           EGI            Expenses         NOI            Reserves      Cash Flow      Balance
--------   -----------   -----------------  ------------   --------------   -------------  ------------  -------------  ------------
      25   $25,942,651   T-12 (06/30/2006)  $35,348,774       $10,217,362     $25,131,412    $1,095,250    $24,036,162  $225,000,000
      26   $10,458,627   T-12 (08/31/2006)  $21,803,980       $10,527,248     $11,276,732    $1,155,498    $10,121,234  $118,000,000
      27   $10,008,309   T-12 (09/30/2006)  $41,134,356       $30,812,580     $10,321,776    $1,645,374     $8,676,402   $94,391,450
      28   $12,618,046          12/31/2005  $21,268,175        $9,884,589     $11,383,586      $924,481    $10,459,105   $85,000,000
      31    $3,021,210   T-12 (07/31/2006)   $6,894,275        $2,255,865      $4,638,410      $618,545     $4,019,865   $56,200,000
      33    $3,843,193   T-12 (07/31/2006)   $5,612,477        $1,917,830      $3,694,647       $67,500     $3,627,147   $49,000,000
      34    $1,015,000    T-3 (06/30/2006)  $10,741,598        $6,386,744      $4,354,854      $427,416     $3,927,438   $36,006,025
      39           NAP                 NAP   $3,378,239          $786,385      $2,591,854       $40,415     $2,551,439   $29,000,000
      48    $2,672,847   T-12 (08/31/2006)   $5,500,103        $3,062,186      $2,437,917      $220,004     $2,217,913   $19,375,837
                          T-8 (08/31/2006)
      50    $1,952,184                Ann.   $2,642,757          $720,759      $1,921,998       $77,906     $1,844,092   $20,500,000
      59           NAP                 NAP   $2,062,060          $501,983      $1,560,077       $71,919     $1,488,158   $15,810,480
      70    $1,150,395          12/31/2005   $1,754,259          $358,958      $1,395,301      $103,060     $1,292,240    $9,800,231
      71           NAP                 NAP     $694,753          $177,717        $517,036       $25,378       $491,657    $5,370,431
      72           NAP                 NAP     $707,549          $168,964        $538,585        $2,361       $536,224    $5,232,727
      73    $1,101,670   T-12 (06/30/2006)   $2,280,417        $1,169,556      $1,110,861       $65,593     $1,045,268   $11,240,325
      75           NAP                 NAP   $1,468,935           $44,068      $1,424,867      $129,837     $1,295,030   $10,157,418
      80    $1,111,843   T-12 (06/30/2006)   $2,044,150          $885,131      $1,159,019      $161,071       $997,948    $9,739,621
      82           NAP                 NAP   $1,260,972          $364,171        $896,801       $18,880       $877,921   $10,263,011
      92           NAP                 NAP     $911,755           $36,470        $875,285       $39,304       $835,981    $8,007,025
     103           NAP                 NAP     $947,902          $206,734        $741,167       $36,414       $704,753    $8,422,958
     112    $1,414,008   T-12 (06/30/2006)   $3,599,195        $2,461,871      $1,137,324      $143,968       $993,356    $6,701,019
     115      $398,900          12/31/2005   $2,014,818        $1,289,630        $725,188       $99,500       $625,688    $6,767,838
     119      $737,506   T-12 (04/31/2006)   $2,015,096        $1,157,854        $857,242       $77,500       $779,742    $6,545,051
     122    $1,082,172   T-12 (06/30/2006)   $2,280,350        $1,284,463        $995,887       $91,214       $904,673    $5,912,663
     128      $409,052   T-12 (05/31/2006)   $1,016,147          $346,596        $669,551       $68,505       $601,046    $5,930,537
     138      $740,809   T-12 (06/30/2006)   $1,047,023          $327,844        $719,179      $116,408       $602,771    $5,770,481
                          T-9 (09/30/2006)
     142      $636,701                Ann.     $827,719          $199,381        $628,338       $41,400       $586,938    $5,507,620
     157           NAP                 NAP     $705,353          $220,817        $484,536       $33,293       $451,243    $5,060,931
     159      $702,208   T-12 (06/30/2006)   $1,386,686          $720,634        $666,052       $55,467       $610,585    $4,417,768
     163      $835,874   T-12 (05/31/2006)   $2,188,240        $1,493,883        $694,357       $87,530       $606,827    $5,008,896
     169           NAP                 NAP     $765,642          $250,965        $514,677       $29,987       $484,690    $4,329,603
     170           NAP                 NAP     $587,937          $106,765        $481,172       $16,588       $464,584    $4,615,428
                          T-7 (07/31/2006)
     175      $492,479                Ann.     $478,884           $19,155        $459,728       $43,269       $416,459    $4,352,998
     177      $585,339   T-12 (06/30/2006)     $738,503          $276,606        $461,897       $47,530       $414,367    $4,083,173
     178      $663,828   T-12 (03/31/2006)   $1,662,644        $1,015,904        $646,740       $66,506       $580,234    $3,765,789
     187      $591,428   T-12 (05/31/2006)   $1,657,936        $1,080,832        $577,104       $66,317       $510,787    $3,533,244
     189      $494,168   (06/30/2006) Ann.   $1,560,390        $1,028,235        $532,155       $62,416       $469,739    $3,897,963
                          T-9 (09/30/2006)
     193      $687,165                Ann.   $1,512,085          $944,222        $567,863       $60,483       $507,380    $3,346,330
     197           NAP                 NAP     $838,178          $259,513        $578,665       $53,229       $525,436    $3,525,668
     198      $212,226   T-12 (07/31/2006)     $482,515          $110,791        $371,724       $19,809       $351,916    $3,857,450
     214      $687,150   T-12 (06/30/2006)   $1,352,185          $823,328        $528,857       $54,087       $474,770    $2,984,141
     220      $249,066          12/31/2005     $318,015           $85,070        $232,945       $17,339       $215,606    $1,701,064
     221      $202,567          12/31/2005     $250,858           $83,202        $167,656       $17,734       $149,922    $1,173,148
     228      $557,632          12/31/2005   $1,383,244          $884,993        $498,251       $55,330       $442,921    $2,781,100
     259           NAP                 NAP     $288,894           $50,241        $238,653       $10,831       $227,822    $2,261,347
     291           NAP                 NAP     $234,823           $56,865        $177,958        $8,673       $169,285    $1,850,000
     295           NAP                 NAP     $214,137           $41,229        $172,907        $8,496       $164,412    $1,700,000
     307       $90,490   T-12 (06/30/2006)     $163,182           $38,272        $124,909        $7,680       $117,230    $1,290,685



                                           Market Study
Mortgage      Current         Source of    Capitalization   Valuation                                     Lease Expiration
Loan No.      Value(12)       Value(12)    Rate(12)         Date         Largest Tenant(12)               Date                % NSF
-----------   -------------   ----------   --------------   ----------   ------------------------------   -----------------   ------
         25    $500,000,000    Appraisal              NAP   09/01/2006   JC Penney                               02/28/2027    32.4%
         26    $148,000,000    Appraisal              NAP   10/31/2006   Buchanan Ingersoll, P.C.                12/31/2016    15.8%
         27    $131,000,000    Appraisal              NAP          NAP   NAP                                            NAP      NAP
         28    $210,000,000    Appraisal              NAP   10/01/2006   CUNY (BMCC)                             05/01/2015    33.0%
         31     $72,000,000    Appraisal              NAP   08/31/2006   The EMMES Corp                          05/31/2013    30.0%
         33     $66,800,000    Appraisal              NAP   08/30/2006   NAP                                            NAP      NAP
         34     $63,200,000    Appraisal              NAP   08/01/2006   NAP                                            NAP      NAP
         39     $39,290,000    Appraisal              NAP   08/14/2006   Coca-Cola Enterprises, Inc.             03/01/2017   100.0%
         48     $31,500,000    Appraisal              NAP   12/01/2006   NAP                                            NAP      NAP
         50     $30,500,000    Appraisal              NAP   08/29/2006   Vons                                    07/31/2024    51.1%
         59     $25,500,000    Appraisal              NAP   10/01/2006   Basset Furniture                        05/31/2016    40.3%
         70     $18,400,000    Appraisal              NAP   10/31/2006   USA Defense Commisary                   01/31/2007    24.6%
         71      $9,750,000    Appraisal              NAP   10/01/2006   Wells Fargo Bank                        07/14/2016    31.4%
         72      $9,500,000    Appraisal              NAP   07/18/2006   Longs Drug Store                        06/01/2026   100.0%
         73     $16,300,000    Appraisal              NAP   08/11/2006   NAP                                            NAP      NAP
         75     $18,400,000    Appraisal              NAP   11/11/2005   Consolidated Systems, Inc.              10/31/2026   100.0%
         80     $19,200,000    Appraisal              NAP   07/26/2006   Sisley                                  10/14/2017     8.9%
         82     $16,800,000    Appraisal              NAP   08/01/2006   Staples                                 05/31/2021    58.3%
         92     $12,800,000    Appraisal              NAP   06/01/2006   Reinsel Kuntz Lesher, LLP               06/30/2026   100.0%
        103     $12,250,000    Appraisal              NAP   08/09/2006   Dunn Edwards                            08/31/2011    25.4%
        112     $14,700,000    Appraisal              NAP   07/01/2006   NAP                                            NAP      NAP
        115      $9,700,000    Appraisal              NAP   08/08/2005   NAP                                            NAP      NAP
        119     $10,000,000    Appraisal              NAP   05/18/2006   NAP                                            NAP      NAP
        122     $10,700,000    Appraisal              NAP   07/26/2006   NAP                                            NAP      NAP
        128      $9,980,000    Appraisal              NAP   06/05/2006   Keller Williams Realty                  09/22/2010    23.2%
        138      $9,800,000    Appraisal              NAP   08/18/2006   Kroger Food Stores #660                 08/31/2013    44.0%
        142      $8,100,000    Appraisal              NAP   02/06/2006   NAP                                            NAP      NAP
        157      $8,000,000    Appraisal              NAP   08/18/2006   DD's                                    01/31/2017    56.9%
        159      $8,000,000    Appraisal              NAP   07/18/2006   NAP                                            NAP      NAP
        163      $8,000,000    Appraisal              NAP   08/01/2006   NAP                                            NAP      NAP
        169      $6,950,000    Appraisal              NAP   08/29/2006   Ginn Development Company                09/30/2026   100.0%
        170      $6,400,000    Appraisal              NAP   09/20/2006   Patagonia Grill                         08/31/2011    12.6%
                                                                         Builders First Source
                                                                         Southeastern
        175      $6,900,000    Appraisal              NAP   09/04/2006   Group, Inc.                             01/01/2021   100.0%
        177      $7,000,000    Appraisal              NAP   03/14/2006   Eckerd                                  08/31/2011    22.9%
        178      $7,000,000    Appraisal              NAP   04/10/2006   NAP                                            NAP      NAP
        187      $6,400,000    Appraisal              NAP   05/25/2006   NAP                                            NAP      NAP
        189      $5,800,000    Appraisal              NAP   06/16/2006   NAP                                            NAP      NAP
        193      $6,140,000    Appraisal              NAP   01/19/2006   NAP                                            NAP      NAP
        197      $7,580,000    Appraisal              NAP   09/06/2005   Velocity Sports                         07/31/2015    52.3%
        198      $6,400,000    Appraisal              NAP   08/23/2006   Wells Fargo                             02/14/2009    30.4%
        214      $6,300,000    Appraisal              NAP   09/01/2006   NAP                                            NAP      NAP
        220      $2,900,000    Appraisal              NAP   02/03/2006   REMAX of Sparta                         10/01/2010    31.0%
        221      $2,000,000    Appraisal              NAP   02/03/2006   Princeton Search Group, Inc.            07/01/2010    25.1%
        228      $5,000,000    Appraisal              NAP   01/28/2006   NAP                                            NAP      NAP
        259      $3,355,000    Appraisal              NAP   10/01/2006   Sardella's                              03/08/2016    31.4%
        291      $2,725,000    Appraisal              NAP   08/26/2006   Waffle House                            10/31/2020    15.0%
        295      $2,500,000    Appraisal              NAP   08/26/2006   Johny's Pizza                           05/31/2011    20.3%
        307      $2,050,000    Appraisal              NAP   08/23/2006   Radio Shack                             01/31/2011    42.6%



                                                                                                                           Tax
                                      Lease                                              Lease                 Insurance   Escrow
Mortgage                              Expiration                                         Expiration            Escrow in   in
Loan No.  Second Largest Tenant(13)   Date           % NSF   Third Largest Tenant(13)    Date           % NSF  Place       Place(14)
--------  --------------------------  ------------   -----   --------------------------  -------------  -----  ----------  ---------
     25   Gap/Gapkids                   12/31/2014    2.4%               Crate & Barrel     01/31/2010   1.9%          No         No
     26   Thorp Reed Armstrong          04/30/2011    8.0%                  Rivers Club     05/31/2017   7.2%          No         No
     27   NAP                                  NAP     NAP                          NAP            NAP    NAP          No         No
          City of NY Real Estate
     28   Division                      12/01/2012   31.9%      RR Donnelley & Sons Co.     06/01/2007  20.3%          No         No
     31   ADP                           02/28/2011   20.2%      Structural Design Group     11/30/2013   5.5%          No        Yes
     33   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
     34   NAP                                  NAP     NAP                          NAP            NAP    NAP          No        Yes
     39   NAP                                  NAP     NAP                          NAP            NAP    NAP          No         No
     48   NAP                                  NAP     NAP                          NAP            NAP    NAP          No        Yes
     50   California Buffet             08/31/2015    7.7%         D & D Sporting Goods     09/30/2008   3.0%         Yes        Yes
     59   Nu Image                      08/31/2016   16.3%                  Patio World     09/30/2011  12.7%         Yes        Yes
     70   As-Is Outlet                  09/30/2016   21.9%                     Rite Aid     10/31/2010   9.6%          No        Yes
     71   Delilah Enterprises           01/30/2009   13.9%                      Quiznos     07/31/2016  10.2%         Yes        Yes
     72   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
     73   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
     75   NAP                                  NAP     NAP                          NAP            NAP    NAP          No         No
     80   Moss Corporate                04/30/2011    8.2%                    Paramount     03/14/2009   7.1%          No        Yes
     82   Bank of America               07/31/2026   14.6%                    Starbucks     07/31/2016   5.1%          No        Yes
     92   NAP                                  NAP     NAP                          NAP            NAP    NAP          No        Yes
    103   Home Shopping Korea           12/31/2016   20.4%                Payless Shoes     04/26/2011  11.6%         Yes        Yes
    112   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    115   NAP                                  NAP     NAP                          NAP            NAP    NAP          No        Yes
    119   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    122   NAP                                  NAP     NAP                          NAP            NAP    NAP          No        Yes
          American Pacific Mortgage                            Schools Financial Credit
    128   Corp                          09/05/2010   18.3%                        Union     01/10/2015  11.8%          No         No
    138   CVS Pharmacy # 4733-01        08/31/2008   14.6%            Southern Comforts     01/14/2008   8.1%          No        Yes
    142   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    157   99 Cents Only Store           03/14/2016   43.1%                          NAP            NAP    NAP         Yes        Yes
    159   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    163   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    169   NAP                                  NAP     NAP                          NAP            NAP    NAP          No        Yes
    170   Mac Electronics               06/30/2011   12.6%      American Dream Machines     05/14/2007  12.6%         Yes        Yes
    175   NAP                                  NAP     NAP                          NAP            NAP    NAP          No         No
    177   Dog Daycare                   12/31/2011   15.8%                   Paint Ball     09/30/2009  15.8%         Yes        Yes
    178   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    187   NAP                                  NAP     NAP                          NAP            NAP    NAP          No        Yes
    189   NAP                                  NAP     NAP                          NAP            NAP    NAP          No        Yes
    193   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    197   Double Play                   08/31/2015   21.2%        Tuscany Village Salon     11/30/2015  14.0%         Yes        Yes
    198   Pacific Dental                11/02/2014   23.1%           San Sai Restaurant     07/27/2016  22.2%         Yes        Yes
    214   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    220   The Arts Experience           08/31/2011   21.0%            Oak Tree Day Care     03/01/2011  12.5%         Yes        Yes
                                                               Nassau Management Group,
    221   JCV, LLC                      03/31/2011   25.1%                         Inc.     06/01/2009  20.1%         Yes        Yes
    228   NAP                                  NAP     NAP                          NAP            NAP    NAP         Yes        Yes
    259   Senor Coyote                  04/30/2011   23.9%                      Alltell     07/31/2011  15.6%         Yes        Yes
    291   A New Look Beauty Supply      12/31/2010   12.4%            Jersey Mikes Subs     09/30/2010  12.4%          No         No
    295   Woodstock Coffee              05/31/2016   16.9%              ACE Dry Cleaner     03/31/2011  14.9%          No         No
    307   Verizon                       10/31/2010   36.5%              Advance America     10/31/2010  21.0%         Yes        Yes



             Capital
             Expenditure                                                                     Initial Capital      Monthly Capital
Mortgage     Escrow in     TI/LC Escrow   Other Escrow           Springing Escrow            Expenditure Escrow   Expenditure Escrow
Loan No.     Place(15)     in Place(16)   Description(17)        Description(18)             Requirement(19)      Requirement(20)
--------     -----------   -------------  ---------------------  --------------------------  ------------------   ------------------
      25              No             No   NAP                    Tax, Insurance, CapEx,                      $0                   $0
                                                                 TI/LC
      26              No            Yes   NAP                    TI/LC                                       $0                   $0
      27              No             No   NAP                    Tax, Insurance, Cap Ex                      $0                   $0
      28              No            Yes   NAP                    Tax, Insurance, Other                       $0                   $0
                                          Structural Design
                                          Reserve ($869,433);
                                          Free Rent Reserve
      31             Yes            Yes   Fund ($172,247);       Insurance, TI/LC                            $0               $3,378
                                          Excelente Fund
                                          ($21,561);
                                          Affiliated
                                          Engineering Reserve
                                          Fund ($67,058)
      33             Yes             No   NAP                    NAP                                         $0               $5,625
      34             Yes             No   Holdback Reserve       NAP                                         $0              $35,615
                                                                 Tax, Insurance, Cap Ex,
      39              No             No   NAP                    TI/LC, Other                                $0                   $0
      48             Yes             No   NAP                    Insurance                                   $0              $11,605
      50              No             No   NAP                    Cap Ex, TI/LC, Other                        $0                   $0
                                          DSCR Holdback
                                          Reserve; TI/LC
                                          Allowance
                                          Reserve: $87,958
                                          ($15,825 - Pita
      59             Yes            Yes   Fresh;                 TI/LC, Other                                $0                 $936
                                          $35,665 - Cancun
                                          Mexican; $13,250
                                          Henrietta's;
                                          $23,218 -
                                          California Noodle)
      70             Yes            Yes   Holdback Reserve       NAP                                         $0               $2,941
                                          Mai Choi TI
                                          Allowance
                                          ($12,000);
                                          Verizon Holdback
      71             Yes            Yes   ($9,833)               TI/LC, Other                                $0                 $183
      72             Yes             No   NAP                    TI/LC, Other                                $0                 $183
      73             Yes             No   NAP                    NAP                                   $100,000               $3,850
      75              No             No   NAP                    Tax, Insurance                              $0                   $0
      80             Yes            Yes   NAP                    Tax, Insurance, TI/LC                       $0               $1,339
      82              No             No   NAP                    Cap Ex, TI/LC, Other                        $0                   $0
      92             Yes            Yes   Vacant Space Reserve   NAP                                       $571                 $571
                                          Rent Commencement
     103             Yes            Yes   Holdback               TI/LC                                       $0                 $327
     112              No             No   NAP                    NAP                                         $0              $11,395
     115             Yes             No   NAP                    Insurance                                   $0               $8,108
     119             Yes             No   NAP                    Cap Ex                                $136,171                   $0
     122             Yes             No   NAP                    Insurance                                   $0               $3,801
                                                                 Tax, Insurance, Cap Ex,
     128              No             No   NAP                    TI/LC                                       $0                   $0
     138             Yes             No   NAP                    Insurance                                   $0               $1,047
     142             Yes             No   NAP                    NAP                                         $0               $3,450
     157             Yes            Yes   NAP                    TI/LC, Other                                $0                 $621
     159             Yes             No   Renovation Reserve     NAP                                         $0               $3,467
     163             Yes             No   Holdback Reserve       NAP                                         $0               $7,189
     169              No             No   NAP                    Cap Ex, TI/LC                               $0                   $0
     170             Yes            Yes   NAP                    Cap Ex, TI/LC                           $8,460                   $0
                                                                 Tax, Insurance, TI/LC,
     175             Yes             No   NAP                    Other                                       $0               $1,154
     177             Yes            Yes   NAP                    TI/LC                                       $0               $1,188
     178             Yes             No   NAP                    NAP                                         $0               $5,411
     187              No             No   NAP                    Insurance, Cap Ex, TI/LC                    $0                   $0
     189             Yes             No   NAP                    NAP                                         $0               $4,793
     193             Yes             No   NAP                    NAP                                         $0               $4,950
     197             Yes            Yes   Tuscany Salon          Other                                       $0                 $686
     198             Yes            Yes   San Sai                TI/LC                                       $0                 $147
     214             Yes             No   NAP                    NAP                                         $0               $4,508
     220             Yes            Yes   NAP                    TI/LC                                       $0                 $195
     221             Yes            Yes   NAP                    TI/LC                                       $0                 $283
     228             Yes             No   NAP                    NAP                                         $0               $3,525
                                          Mexican Restaurant
                                          Reserve Deposit
                                          ($81,375);
                                          Jamba Juice Reserve
     259             Yes            Yes   Deposit ($6,230)       NAP                                         $0                 $114
     291              No             No   NAP                    Tax, Insurance                              $0                   $0
     295              No             No   NAP                    Tax, Insurance                              $0                   $0
     307              No            Yes   NAP                    Cap Ex, TI/LC                               $0                   $0



           Current Capital
           Expenditure        Initial TI/LC     Monthly TI/LC      Current TI/LC
Mortgage   Escrow             Escrow            Escrow             Escrow            Environmental   Interest
Loan No.   Balance(21)        Requirement(22)   Requirement(23)    Balance(24)       Insurance       Accrual Method   Seasoning(25)
--------  ----------------   ----------------   -----------------  ----------------  -------------   --------------   ------------
      25                $0                $0                   $0                $0             No       Actual/360              2
      26                $0        $7,500,000                   $0        $7,500,000             No       Actual/360              0
      27                $0                $0                   $0                $0             No       Actual/360              0
      28                $0        $3,600,000                   $0        $3,600,000             No       Actual/360              2
      31                $0          $600,000              $22,833          $600,000             No       Actual/360              1
      33                $0                $0                   $0                $0             No       Actual/360              2
      34                $0                $0                   $0                $0             No       Actual/360              1
      39                $0                $0                   $0                $0             No       Actual/360              2
      48                $0                $0                   $0                $0             No       Actual/360              1
      50                $0                $0                   $0                $0             No       Actual/360              1
      59                $0                $0               $5,931                $0             No       Actual/360              1
      70                $0                $0               $9,811                $0             No       Actual/360              0
      71                $0                $0               $2,000                $0             No       Actual/360              1
      72                $0                $0                   $0                $0             No       Actual/360              1
      73          $100,000                $0                   $0                $0             No       Actual/360              2
      75                $0                $0                   $0                $0             No       Actual/360              1
      80                $0                $0               $6,697                $0             No       Actual/360              2
      82                $0                $0                   $0                $0             No       Actual/360              1
      92            $1,714            $3,809               $3,809           $11,434             No       Actual/360              4
     103                $0                $0               $2,183                $0             No       Actual/360              1
     112                $0                $0                   $0                $0             No       Actual/360              1
     115           $81,229                $0                   $0                $0             No       Actual/360             12
     119          $136,393                $0                   $0                $0             No       Actual/360              5
     122                $0                $0                   $0                $0             No       Actual/360              1
     128                $0                $0                   $0                $0             No       Actual/360              3
     138                $0                $0                   $0                $0             No       Actual/360              2
     142           $13,813                $0                   $0                $0             No       Actual/360              6
     157                $0                $0               $1,863                $0             No       Actual/360              1
     159            $3,467                $0                   $0                $0             No       Actual/360              3
     163                $0                $0                   $0                $0             No       Actual/360              1
     169                $0                $0                   $0                $0             No       Actual/360              1
     170            $8,460           $51,888                   $0           $51,888             No       Actual/360              1
     175                $0                $0                   $0                $0             No       Actual/360              0
     177                $0           $50,000               $4,167           $50,000             No       Actual/360              2
     178           $10,825                $0                   $0                $0             No       Actual/360              4
     187                $0                $0                   $0                $0             No       Actual/360              5
     189                $0                $0                   $0                $0             No       Actual/360              1
     193           $24,780                $0                   $0                $0             No       Actual/360              7
     197            $6,860                $0               $1,667           $16,670             No       Actual/360             12
     198                $0                $0               $1,500                $0             No       Actual/360              1
     214                $0                $0                   $0                $0             No       Actual/360              1
     220              $390                $0               $1,252            $2,505             No       Actual/360              4
     221              $566                $0               $1,043            $2,087             No       Actual/360              4
     228           $17,625                $0                   $0                $0             No       Actual/360              7
     259                $0                $0                 $569                $0             No       Actual/360              0
     291                $0                $0                   $0                $0             No           30/360              1
     295                $0                $0                   $0                $0             No           30/360              2
     307                $0                $0                 $542                $0             No       Actual/360              2



                                     Prepayment Code(26)
           -----------------------------------------------------------------------
Mortgage   LO   DEF    DEF/YM1    YM1   YM2    YM   5%   4%   3%   2%    1%        YM             Administrative    Mortgage
Loan No.                                                                     Open  Formula(27)    Cost Rate(28)      Loan No.
--------   ---  ---    -------- ------ ----- ----- ---- ---- ---- ---- ----- ----- -----------    --------------    ---------
      25   26     9                                                            25                         2.075            25
      26   24    90                                                             6                         4.075            26
      27   24    92                                                             4                         2.075            27
      28   26    90                                                             4                         2.075            28
      31   25    91                                                             4                         2.075            31
      33   26    90                                                             4                         2.075            33
      34   25    91                                                             4                         2.075            34
      39   26    90                                                             4                         2.075            39
      48   25    91                                                             4                         2.075            48
      50   25    91                                                             4                         2.075            50
      59   25    91                                                             4                         2.075            59
      70   24    92                                                             4                         2.075            70
      71   35                      81                                           4           E             2.075            71
      72   35                      81                                           4           E             2.075            72
      73   26    90                                                             4                         7.075            73
      75   25    91                                                             4                         2.075            75
      80   26    90                                                             4                         2.075            80
      82   25    90                                                             5                         2.075            82
      92   28    88                                                             4                         2.075            92
     103   25    91                                                             4                         2.075           103
     112   25    88                                                             7                         2.075           112
     115   36    80                                                             4                         7.075           115
     119   29    87                                                             4                         2.075           119
     122   25    88                                                             7                         2.075           122
     128   27                      89                                           4           I             2.075           128
     138   36                      80                                           4           L             2.075           138
     142   30    86                                                             4                         2.075           142
     157   25    91                                                             4                         2.075           157
     159   27    89                                                             4                         2.075           159
     163   25    22                                                            13                         2.075           163
     169   25    91                                                             4                         2.075           169
     170   25                      34                                          61           O             2.075           170
     175   24                      35                                          61           P             2.075           175
     177   26    90                                                             4                        12.075           177
     178   28    88                                                             4                         2.075           178
     187   29                      84                                           7           Q             2.075           187
     189   25               91                                                  4           R             2.075           189
     193   31    82                                                             7                         2.075           193
     197   36    80                                                             4                         2.075           197
     198   25    91                                                             4                         2.075           198
     214   25    88                                                             7                         2.075           214
     220   28    88                                                             4                         2.075           220
     221   28    88                                                             4                         2.075           221
     228   31    85                                                             4                         2.075           228
     259   24    92                                                             4                         2.075           259
     291   25    91                                                             4                         2.075           291
     295   26    90                                                             4                         2.075           295
     307   26                      54                                           4           T             2.075           307


                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

        (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

        (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

        (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

        (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

        (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

        (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since December 14, 2006.

        (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

        (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

        (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

        (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

        (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

        (12)   Environmental Conditions.

               (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

               (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

        "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

        (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

        (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

        (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

        (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

        (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

               (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

               (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

               (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

               (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

               (e) Such Ground Lease, or an estoppel letter or other agreement,
        (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

               (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

               (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

               (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

               (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

               (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

               (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

        (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

        (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

        (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

        (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

        (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

        (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

        (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

        (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

        (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

        (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

        (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

        (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

        (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

        (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

        (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

        (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

        (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

        (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

        (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

        (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

        (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

        (39) [Reserved].

        (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

        (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

        (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

        (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

        (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

        (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

        (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS


Representation No. 2: Whole Loan; Ownership of Mortgage Loans
-------------------------------------------------------------

Loan No. 1, Natick Mall: The loan consists of one senior A note as well as a subordinate B Note and a subordinate C Note.

Representation No. 7: Condition of Property; Condemnation
---------------------------------------------------------

Loan No. 16, Regency Park North: One building out of three is not complete; however, the sponsor has executed a Completion Guaranty to ensure the timely, lien-free completion of the building.

Representation No. 17: Leasehold Estate
---------------------------------------

Loan No. 196, Holiday Inn Express Springfield: The ground lease terminates at 12:00 midnight on July 31, 2028 (October 1, 2036 is twenty years from maturity.) The ground lessor is an affiliate of the borrower and has pledged its fee interest in the subject property, thus the fee is part of the collateral.

Representation No. 25: Releases of Mortgaged Property
-----------------------------------------------------

Loan No. 44, Newhope Street: The property consists of five buildings on five separate legal parcels. The borrower is permitted to obtain releases of up to two parcels upon partial payment/defeasance of 120% of the allocated loan amount for that parcel, a DSCR test of 1:20x, a LTV test of 75%, rating agency approval and several other release conditions.

Loans No. 57 and 58, Longs Drug Center and San Gabriel Longs Shops: These loans are cross-collateralized and cross-defaulted. The borrowers are permitted to release either of the crossed properties from their liens subject to several conditions. The borrowers are also allowed to release the properties from cross-collateralization and cross-default if several conditions are met.

Loan No. 61, Consolidated Systems: The borrower is permitted to release a small roadway in accordance with standard release provisions.

Loans No. 226 and 227, NJ Office Portfolio- The Delmar Building and Four Winds
Farm: These loans are cross-collateralized and cross-defaulted. The Lender has the right at any time to restructure the debt secured by this portfolio such that i) the Delmar Note is secured exclusively by the Delmar Property; ii) the Four Winds Note is secured exclusively by the Four Winds Property and iii) the cross-default provisions of the loans are deleted.

Representation No. 30: Junior Liens
-----------------------------------

Loan No. 114, North Oaks Apartments: The property is subject to certain municipal bonds which are a junior lien on the property that is subordinated to the mortgage loan and is subject to a standstill agreement.

Representation No. 33: Licenses and Permits
-------------------------------------------

Loan No. 8, Gateway Office Building: Certain certificates of occupancy relating to tenant spaces are missing. The borrower is obligated to obtain these certificates per the Post-Closing Obligations Letter.

Representation No. 35: Due on Sale
----------------------------------

Loan No. 3, Oxford Center: An affiliate of the borrower will acquire approximately $52,700,000 in mezzanine debt, purchased for $29,000,000.

Loan No. 4, Westin O'Hare: Future mezzanine financing is permitted for the purpose of property development, provided that cash is not taken from the property by the borrower, the LTV and DSCR are at the same level or better than the LTV and DSCR as of the closing date of the mortgage loan and an intercreditor agreement is secured that is satisfactory to the Lender.

Loan No. 5, 75 Park Place: Future mezzanine financing is permitted provided (i) collateral for the mezzanine loan consists of only pledges of the 75 Park Place Borrower's direct or indirect equity interests; (ii) the mezzanine lender enters into an intercreditor agreement and (iii) LTV ratio immediately following the closing of the mezzanine loan which is based on the 75 Park Place loan and the mezzanine loan is no greater than 70%.

Loan No. 8, Gateway Office Building: A mezzanine loan in the amount of $2,200,000 was provided by Terra Capital Partners, LLC, subject to certain parameters including a combined LTV of up to 90% and a DSCR of 1.10x or better.

Loan No. 33, Carwood Center: Future mezzanine financing is permitted if secured by a membership interest of the borrower, LTV does not exceed 80% and DSCR is not less than 1.25x.

Loan No. 114, North Oaks Apartments: The borrower is permitted to pledge its members' partner interests to secure additional financing provided certain conditions are met, including a combined LTV not in excess of 80% and a minimum DSCR of 1.20x. In addition, there are municipal bonds held by an affiliate of the borrower, which bonds are subordinated and are subject to a full standstill during the duration of the loan.

Loan No. 136, Mt. Vernon Retail Center: Future mezzanine debt is permitted after the first two years of the loan term if secured by membership interests of the borrower, subject to a combined maximum LTV of 85% and a combined minimum DSCR of 1.20x.

Loan No. 164, Comfort Inn Medford: The borrower can obtain mezzanine financing upon the satisfaction of certain conditions, including approval of the Lender and the rating agencies. The future mezzanine financing has a LTV limit of 75% and a DSCR limit of 1.15x.

Loan No. 180, Camillus Plaza: Future mezzanine financing is permitted with a LTV of up to 80% and a minimum DSCR of 1.10x.

Loan No. 192, Wingate Inn: The borrower is permitted to incur mezzanine financing after the second full loan year subject to certain conditions. The future mezzanine financing has a LTV limit of 80% and a DSCR limit of 1.40x.

Representation No. 36: Non-Recourse Exceptions
-----------------------------------------------

Loan No. 1, Natick Mall: The recourse obligations are not to a natural person, but are rather recourse to General Growth Properties, Inc. and New York State Common Retirement Fund.

Loan No. 11, 410, 420 and 430 North Mary Avenue: The recourse obligations are not to a natural person, but are rather to Jay Paul Company.

Loan No. 61, Consolidated Systems: The recourse obligations are not to a natural person, but are rather recourse to Corporate Property Associates 16- Global Incorporated.

Loan No. 136 , Mt. Vernon Retail Center: The recourse obligations are not to a natural person, but are rather recourse to L. Judson Akin No. Seven, LLC.

Loan No. 5, 75 Park Place: The recourse obligations are not to a natural person, but are rather recourse to Jack Resnick & Sons.

Loan No. 82, Fruitville Pike Office Building: A breach of the environmental covenants was not included as a non-recourse carveout; however, an Environmental Indemnity Agreement was obtained from both the borrower and the principal.

Representation No. 44: Terrorism Insurance

Loan No. 5, 75 Park Place: The total annual premium amount for terrorism insurance may not exceed $275,000 (plus a yearly CPI increase).

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)


None.
None.

                                    EXHIBIT 3

                                 PURCHASE PRICE



               Purchase Price                             $1,012,814,985
               Accrued Interest                               $3,152,596
                                                        ----------------
               Total                                      $1,015,967,581

                                    EXHIBIT 4

                                  BILL OF SALE

               1. Parties. The parties to this Bill of Sale are the following:

                      Seller:       Morgan Stanley Mortgage Capital Inc.
                      Purchaser:    Morgan Stanley Capital I Inc.

               2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of December 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

               (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

               (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

               3. Purchase Price. The amount and other consideration set forth on Exhibit 3 to the Mortgage Loan Purchase Agreement.

               4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 21st day of December, 2006.


SELLER:                          MORGAN STANLEY MORTGAGE CAPITAL INC.



                                 By:  __________________________________________
                                      Name:
                                      Title:


PURCHASER:                       MORGAN STANLEY CAPITAL I INC.



                                 By:  __________________________________________
                                      Name:
                                      Title:

                                    EXHIBIT 5

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Capmark Finance Inc.
200 Witmer Road
Horsham, Pennsylvania 19044

ARCap Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

Wells Fargo Bank, N.A.
45 Freemont Street, 2nd Floor
San Francisco, California 94105
Attention: Commercial Mortgage Servicing Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12


                            LIMITED POWER OF ATTORNEY


               Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 1585 Broadway, New York, New York 10036, Attention: Andrew Berman (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Capmark Finance, Inc., having an address of 200 Witmer Road, Horsham, PA 19044 (the "Master Servicer"), ARCap Servicing, Inc., having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039, Attention: Amy L. Dixon (the "Special Servicer") and Wells Fargo Bank, N.A., having an address of Corporate Trust Office, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Attention:
Corporate Trust Services (CMBS) -- Morgan Stanley Capital I Inc., Series 2006-IQ12 (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

               1. To empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Master Servicer, the Special Servicer, the Trustee, and LaSalle, as Paying Agent and Certificate Registrar with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

               2. This power of attorney shall be limited to the above-mentioned exercise of power.

               3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

               4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

               Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of December 2006.


Witnessed by:                                  MORGAN STANLEY MORTGAGE
                                               CAPITAL INC.



_________________________________              By:______________________________

Print Name:                                    Name:
                                               Title:


STATE OF____________________________)

COUNTY OF___________________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.



____________________________________
Commission Expires: